FIRST AMENDMENT TO
PLEDGE AGREEMENT

This First Amendment to Pledge Agreement (this “Amendment”), dated as of March 28, 2006, is made by VISKASE COMPANIES, INC., a Delaware corporation (the “Pledgor”), and WELLS FARGO FOOTHILL, INC., a California corporation (the “Pledgee”).

R E C I T A L S

A.   The Pledgor and the Pledgee are parties to that certain Pledge Agreement dated as of June 29, 2004 (the “Original Pledge Agreement”).

B.   The parties hereto desire to amend certain of the terms and provisions of the Original Pledge Agreement (as the Original Pledge Agreement is amended by this Amendment, and as the Original Pledge Agreement may be further amended, modified or restated from time, collectively the “Pledge Agreement”) as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.     Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement.

2.     Amendment to Original Pledge Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Original Pledge Agreement as follows:

Annex A attached to the Original Pledge Agreement is hereby deleted in its entirety and replaced and amended and restated with Annex A attached to this Amendment as Exhibit A.

3.     Conditions Precedent. The amendment contained in Section 2 above is subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Pledgee:

(i)   The Pledgor and the Pledgee shall have executed and delivered to each other this Amendment; and

(ii)          The Pledgor shall have delivered to the Collateral Agent for the benefit of the Collateral Agent and the Pledgee the Pledged Collateral together with stock powers executed in blank.

4.     Reference to and Effect on the Pledge Agreement. Except as expressly provided herein, the Pledge Agreement shall remain unmodified and continue in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Pledgee under the Pledge Agreement, or (ii) except as provided herein or in that certain First Amendment to Loan and Security Agreement of even date herewith, any Default or Event of Default under the Pledge Agreement.

5.     Representations and Warranties of the Pledgor. The Pledgor hereby represents and warrants to the Pledgee, which representations and warranties shall survive the execution and delivery of this Amendment, that on and as of the date hereof and after giving effect to this Amendment:

(a)   The Pledged Interests and the Pledged Collateral with respect to Viskase del Norte, S.A. de C.V. described in Annex A attached hereto is, and all other Pledged Collateral in which the Pledgor shall hereafter grant a lien or security interest pursuant to Section 3 of the Pledge Agreement will be, duly authorized, validly issued, and, to the extent applicable, fully paid, and, except for the pledge provided in Section 3.1 of the Pledge Agreement in favor of the Pledgee and in favor of the Collateral Agent, none of such Pledged Collateral is or will be subject to any legal or contractual restriction. The Pledged Collateral is, as of the date hereof, and shall be at all times hereafter during the term of the Pledge Agreement, freely transferable without restriction or limitation (except as limited by the terms of the Pledge Agreement).

(b)   The Pledged Interests and the Pledged Collateral described in Annex A hereto constitutes all of the issued and outstanding securities and investment property legally and beneficially owned by the Pledgor on the date hereof in or relating to Issuers.

(c)   The representations and warranties of the Pledgor set forth in the Pledge Agreement are true, correct and complete, in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date); provided, that the references to the Pledge Agreement therein shall be deemed to include the Pledge Agreement as amended by this Amendment.

(d)   The Pledgor acknowledges that the Pledgee is specifically relying upon the representations, warranties and agreements contained in this Amendment and that such representations, warranties and agreements constitute a material inducement to the Pledgee in entering into this Amendment.

6.     Successors and Assigns; Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Pledgor may not assign this Amendment or any of its rights hereunder without the Pledgee's prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Pledgee and the Pledgor.

7.     Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Pledgee, whether under any rule of construction or otherwise. On the contrary, this Amendment has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

8.     Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

9.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)   THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(b)   THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PLEDGEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE THE PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR AND PLEDGEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9(b).

(c)   PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND PLEDGEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

VISKASE COMPANIES, INC.

By:	/s/ Gordon S Donovan
Its:	Vice President and Chief Financial Officer

WELLS FARGO FOOTHILL, INC.

By:	/s/ Ronald R. Cote
Its:	Vice President

ACKNOWLEDGED AND AGREED:

The undersigned hereby (i) acknowledges the pledge of the Pledged Collateral described above pursuant to the terms of the Original Pledge Agreement, as amended by this Amendment and agrees to register such pledge in its books and records, and (ii) agrees, upon receipt of notice from the Pledgee of the occurrence and during the continuance of an Event of Default, to comply with the written instructions originated by the Pledgee, without further consent of the registered holder of the Pledged Collateral, including, without limitation, instructions to pay and remit to the Pledgee all distributions and other amounts payable to the Pledgor (upon redemption, termination and dissolution of the undersigned or otherwise in respect of the Pledged Interests), and to transfer to, and register the Pledged Collateral in the name of, the Pledgee or its nominee, and (iii) agrees to promptly honor its payment obligations contained in the Original Pledge Agreement, as amended by this Amendment.

VISKASE DEL NORTE, S.A. DE C.V.

By:	/s/ Gordon S. Donovan
Its:	President

EXHIBIT A

Annex A to Pledge Agreement

Issuer	No. of Shares	Class	Cert. No.	% Ownership	Jurisdiction	Cert./Uncert.
Viskase Brasil Embalagens Ltda.	27,335,248 of which 22,071,940 are pledged hereunder	Common	N/A	81% 81% of which is pledged hereunder - representing 65% of the total outstanding shares	Brazil	Uncert.
Viskase Europe Limited	30,000,000 of which 19,500,000 are pledged hereunder	Ordinary	6	100% 65% of which is pledged pursuant to certificate #6	England	Cert.
Viskase Canada Inc.	20 of which 13 are pledged hereunder	Common	C-7	100% 65% of which is pledged pursuant to certificate C-7	Canada	Cert.
Viskase Canada Inc.	480,000 of which 312,000 are pledged hereunder	Preferred	P-6	100% 65% of which is pledged pursuant to certificate P-6	Canada	Cert.
Viskase del Norte, S.A. de C.V.	49 of which 32 are pledged hereunder	Series A	1*	98% 65% of which is pledged pursuant to certificate 1*[1]	Mexico	Cert.
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1 In connection with this Amendment, the Pledgor is delivering to the Pledgee Certificate No. 1 for 49 shares of Viskase Mexico, together with a stock power limited to only 32 shares. Viskase Mexico is in the process of cutting new certificates, one of which will evidence 32 shares. This will be Certificate No. 3 and after issuance will be delivered to the Pledgee in return for Certificate No. 1.